Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Ciena Corporation Period ended October 31, 2020 December 10, 2020 Earnings Presentation

2Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Forward-looking statements and non-GAAP measures Information in this presentation and related comments of presenters contain a number of forward-looking statements. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include Ciena’s prospective financial results, return of capital plans, business strategies, expectations about its addressable markets and market share, and business outlook for future periods, as well as statements regarding Ciena’s expectations, beliefs, intentions or strategies regarding the future. Often, these can be identified by forward-looking words such as “target” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “plan,” “predict,” “potential,” “project, “continue,” and “would” or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; our ability to execute our business and growth strategies; the duration and severity of the COVID-19 pandemic and the impact of countermeasures taken to mitigate its spread on macroeconomic conditions, economic activity, demand for our technology solutions, short- and long-term changes in customer or end user needs, continuity of supply chain, our business operations, liquidity and financial results; changes in network spending or network strategy by our customers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; supply chain disruptions and the level of success relating to efforts to optimize Ciena's operations; changes in foreign currency exchange rates affecting revenue and operating expense; factors beyond our control such as natural disasters, acts of war or terrorism, and public health emergencies, including the COVID-19 pandemic; the impact of the Tax Cuts and Jobs Act; changes in tax or trade regulations, including the imposition of tariffs, duties or efforts to withdraw from or materially modify international trade agreements; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including Ciena’s Quarterly Report on Form 10-Q filed with the SEC on September 9, 2020 and Ciena’s Annual Report on Form 10-K to be filed with the SEC. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating profit, EBITDA, net income, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non- GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q filed with the Securities and Exchange Commission.

COVID-19 response

Safety and community

- Prioritizing health of employees and following CDC guidance for employers
- The vast majority of our employees working remotely
- Instituted pandemic employee benefits
- Tripled our corporate charitable matching program for employee donations and volunteering

Result: Our employees have excelled through their continued focus, strength and kindness

Business continuity

- Supply chain design and business continuity planning has allowed us to continue to support customers and minimize disruption
- Significant IT investment in digital platforms and virtual collaboration tools has enabled a seamless transition to remote working

Result: We are well positioned to manage through the current set of challenges presented by COVID-19

Financial strength

- We have a strong balance sheet and solid cash flow generation
- In light of our confidence around our cash generation, we will be reinstating our share repurchase plan starting in the first quarter of 2021

Result: Our financial strength provides long-term resiliency and differentiated flexibility to support our business

** A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation.*

Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary.

ciena | 3

4Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Fiscal 2020 results

FY 2020 key achievements

We are forcing the pace of innovation with the Adaptive Network

- WL5 Extreme became the first GA 800g product, and we have 65 customers
- Blue Planet added new customers and expanded relationships with existing customers
- Significant architectural win with a major webscale player
- Secured a series of awards including 7 deployments for our Adaptive IP solution

Our balance sheet is strong

- Despite headwinds from COVID-19 our profitability and cash metrics remained strong
  - Adj. operating margin was 17.6%
  - Free cash flow resulted in $411M or 66.3% of adjusted operating income
  - Ended the year with over $1.3B in cash and investments
  - Leverage remains below our target level

Our people promise and ecosystem engagements

- Instituted a range of volunteering and charitable actions
- Supported our employees through empowering programs and dedication to inclusion & diversity
- Introduced a digital inclusion initiative aimed at increasing opportunities for underserved students
- Implemented virtual capabilities across our ecosystem to engage and train including VR and AR technologies

Despite this challenging period we have continued to force the pace of innovation and demonstrate the resiliency in our financials and our people

** A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation.*

Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary.

ciena | 5

6Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. FY 2020 comparative financial highlights Revenue Adjusted Gross Margin* Adjusted Operating Expense* Adjusted Operating Margin* FY 2020 Adjusted EBITDA* Adjusted EPS* FY 2019 $3.53B 47.4% $1.1B 29.9% / total revenue 17.6% $714M $2.95 $3.57B 43.7% $1.1B 30.6% / total revenue 13.1% $557M $2.11 * A reconciliation of these non-GAAP measures to our GAAP results is included in the press release for the relative period.

7Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. FY 2020 comparative operating metrics Cash and Investments Cash Flow from Operations DSO FY 2020 Inventory Turns FY 2019 $1.3B $494M 82 4.6 $1.0B $413M 82 5.0

8Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Market context

Market leadership

OMDIA

#1 GLOBALLY
- DATA CENTER INTERCONNECT
- DATA CENTER INTERCONNECT FOR ICP/CNPs
- PURPOSE-BUILT/COMPACT MODULAR DCI
- OPTICAL NETWORKING FOR ICP/CNPs
- OPTICAL NETWORK HARDWARE VENDOR SCORECARD
- OPTICAL EQUIPMENT VENDOR LEADERSHIP SP SURVEY
- SLTE WDM
- SLTE NEW BUILD
- ACCESS SWITCHING & ETHERNET DEMARCATION

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- DATA CENTER INTERCONNECT
- LH WDM
- METRO WDM
- ACCESS SWITCHING & ETHERNET DEMARCATION

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- LH WDM
- METRO WDM

Optical Networks Report, 2Q20
Data Center Interconnect Market Share Report, 2Q20
Optical Network HW Vendor Scorecard, Jun 2020
Optical Equipment Vendor Leadership Global Service Provider Survey, Dec 2019
Access Switching & Ethernet Demarcation Report, 2Q20

Cignal AI Active Insight

#1 GLOBALLY
- PURPOSE-BUILT/COMPACT MODULAR DCI
- CLOUD & COLO
- SLTE WDM

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- PURPOSE-BUILT/COMPACT MODULAR DCI
- LH WDM
- METRO WDM

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- METRO WDM

Optical Transport Hardware Report, 2Q20
Transport Customer Markets Tracker, 2Q20
Transport Applications Tracker, 2Q20

DELL'ORO GROUP

#1 GLOBALLY
- DATA CENTER INTERCONNECT
- DATA CENTER INTERCONNECT FOR ICPs
- PURPOSE-BUILT/COMPACT MODULAR DCI

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- DATA CENTER INTERCONNECT
- PACKET OPTICAL
- LH WDM
- METRO WDM

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- NEXT-GEN OPTICAL
- PACKET OPTICAL
- LH WDM

Optical Transport Report, 2Q20

Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary.

ciena | 9

10Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Several mega trends and the innovations that will enable them Fiber Deep (Cable/MSO) Cloud Data Center Mobility & 5G IoT & Connected Objects

11Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Q4 Fiscal 2020 results

Q4 FY 2020 key highlights

Achieving balanced growth

- Non-telco represented 39% of total revenue
- Direct web-scale contributed 22% of total revenue
- APAC contributed 17% of total revenue
- Blue Planet was up 26% YoY

Driving the pace of innovation

- TTM Adjusted R&D* investment was $513M
- 579 100G+ total customers, which includes 28 new wins on WaveLogic Ai and 34 new wins on WaveLogic 5e in Q4
- Shipped WL 5 Extreme to almost 57 customers, and the technology is live and carrying traffic in several networks

Delivering shareholder value

- YTD[1] total stockholder return of 5%
- Adjusted EPS* growth of 3% YoY
- Adjusted operating margin* improved by 250bps YoY
- Balance sheet strength:
  - FCF was $166M
  - Cashflow from operations was $187M

Despite this challenging period we have continued to force the pace of innovation and demonstrate the resiliency in our financials and our people

[1] Source: Capital IQ 12/31/19-11/30/20

** A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation.*

Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary.

ciena | 12

13Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Q4 FY 2020 financial highlights* * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. Revenue $828M Adjusted Gross Margin* 49.5% Adjusted Operating Expense* $279M $0.60Adjusted EPS* Adjusted EBITDA* $155M Adjusted Operating Margin* 15.8%

14Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Q4 FY 2020 comparisons (year-over-year) * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. $968.0 $828.5 Q4 FY 2019 Q4 FY 2020 Revenue (in millions) 43.8% 49.5% Q4 FY 2019 Q4 FY 2020 Adj. Gross Margin* 13.3% 15.8% Q4 FY 2019 Q4 FY 2020 Adj. Operating Margin* $295.3 $278.9 Q4 FY 2019 Q4 FY 2020 Adj. OpEx* (in millions) $151.6 $154.5 Q4 FY 2019 Q4 FY 2020 Adj. EBITDA* (in millions) $0.58 $0.60 Q4 FY 2019 Q4 FY 2020 Adj. EPS*

15Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Revenue by segment (Amounts in millions) Q4 FY 2020 Q4 FY 2019 Revenue %** Revenue %** Networking Platforms Converged Packet Optical 579.3 69.9 665.8 68.8 Packet Networking 56.0 6.8 131.9 13.6 Total Networking Platforms 635.3 76.7 797.7 82.4 Platform Software and Services 54.5 6.6 41.2 4.3 Blue Planet Automation Software and Services 20.9 2.5 16.6 1.7 Global Services Maintenance Support and Training 67.0 8.1 65.3 6.7 Installation and Deployment 43.0 5.2 36.5 3.8 Consulting and Network Design 7.8 0.9 10.7 1.1 Total Global Services 117.8 14.2 112.5 11.6 Total $828.5 100.0% $968.0 100.0% * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. ** Denotes % of total revenue 13.3% 13.1% 17.9% 22.4% 15.8% 43.8% 45.1% 46.9% 48.2% 49.5% Networking Platforms BP Automation Software and Services Platform Software and Services Global Services Adj. Operating Margin* Adj. Gross Margin* Q4 FY 2019 Q1 FY 2020 Q2 FY 2020 Q3 FY 2020 Q4 FY 2020 0.0 200.0 400.0 600.0 800.0 1,000.0 —% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0%

16Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Continued strength derived from non-telco revenue* *represents 39.1% of total revenue in Q4 FY 2020 Q4 FY 2020 21.6%5.2% 7.7% Direct Webscale Cable Gov't, R&E, Enterprise 20% 15% 24% 25% 22% 9% 9% 10% 9% 5% 11% 11% 9% 9% 8% Direct Webscale Cable Gov't, R&E, & Enterprise Q4 FY 2019 Q1 FY 2020 Q2 FY 2020 Q3 FY 2020 Q4 FY 2020 —% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50%

17Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Revenue by geographic region Q4 FY 2020 64.2% 19.0% 16.8% Americas Europe, Middle East and Africa Asia Pacific (in m ill io ns ) Americas Europe, Middle East and Africa Asia Pacific Q4 FY 2019 Q1 FY 2020 Q2 FY 2020 Q3 FY 2020 Q4 FY 2020 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 10% 15% 11% 10% 17% 16% 16% 16% 17% 19% 74% 69% 73% 73% 64%

18Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Q4 FY 2020 balance sheet and operating metrics Cash and Investments $1.3B Cash Flow From Operations $187M Free Cash Flow $166M Inventory Turns 4.0 Leverage 1.1x Net Debt $569M

19Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Source: Company filings Industry Average: ACIA, ADTN, ADVA, CSCO, INFN1, JNPR and NOKIA Networks segment Delivering consistent financial performance 1. INFN represents INFN+Coriant from the time the acquisition closed Normalized Revenue Ciena Industry Avg 2016 2017 2018 2019 2020 0.8 1 1.2 1.4 Normalized Adjusted OM Ciena Industry Avg 2016 2017 2018 2019 2020 0 0.5 1 1.5 2

20Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Adj. EPS $0.93 $1.14 $1.39 $2.11 $2.95 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 $— $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 Delivering profitability and total shareholder return 33.5% CAGR YTD Total Share Return Ciena Adtran Infinera Acacia Nokia Cisco Juniper Adva (20)% (10)% —% 10% 20% 30% Source: company disclosures and S&P Capital IQ *YTD represents 12/31/19-11/30/20

21Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Q4 fiscal 2020 appendix

22Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Q4 FY 2020 Q3 FY 2020 Q2 FY 2020 Q1 FY 2020 Q4 FY 2019 GAAP gross profit $404,349 $464,681 $413,326 $370,535 $419,696 Share-based compensation-products 724 960 827 671 748 Share-based compensation-services 968 1,007 1,036 842 715 Amortization of intangible assets 3,732 3,834 3,835 3,834 3,303 Total adjustments related to gross profit 5,424 5,801 5,698 5,347 4,766 Adjusted (non-GAAP) gross profit $409,773 $470,482 $419,024 $375,882 $424,462 Adjusted (non-GAAP) gross profit percentage 49.5% 48.2% 46.9% 45.1% 43.8 % Gross Profit Reconciliation (Amounts in thousands)

Operating Expense Reconciliation (Amounts in thousands)

	Q4 FY 2020	Q3 FY 2020	Q2 FY 2020	Q1 FY 2020	Q4 FY 2019
GAAP operating expense	$310,866	$276,645	$285,838	$292,578	$326,494
Share-based compensation-research and development	4,030	4,286	4,822	3,849	3,287
Share-based compensation-sales and marketing	5,137	5,180	5,264	4,613	4,151
Share-based compensation-general and administrative	5,982	5,940	5,975	5,527	6,425
Amortization of intangible assets	5,851	5,840	5,839	5,853	5,222
Significant asset impairments and restructuring costs	7,854	6,515	3,811	4,472	12,842
Acquisition and integration costs (recoveries)	3,127	(2,329)	1,414	1,819	(735)
Total adjustments related to operating expense	31,981	25,432	27,125	26,133	31,192
Adjusted (non-GAAP) operating expense	**$278,885**	**$251,213**	**$258,713**	**$266,445**	**$295,302**

Income from Operations Reconciliation (Amounts in thousands)

	Q4 FY 2020	Q3 FY 2020	Q2 FY 2020	Q1 FY 2020	Q4 FY 2019
GAAP income from operations	$93,483	$188,036	$127,488	$77,957	$93,202
Total adjustments related to gross profit	5,424	5,801	5,698	5,347	4,766
Total adjustments related to operating expense	31,981	25,432	27,125	26,133	31,192
Total adjustments related to income from operations	37,405	31,233	32,823	31,480	35,958
Adjusted (non-GAAP) income from operations	**$130,888**	**$219,269**	**$160,311**	**$109,437**	**$129,160**
Adjusted (non-GAAP) operating margin percentage	**15.8 %**	**22.4 %**	**17.9 %**	**13.1 %**	**13.3 %**

Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary.

ciena | 23

Net Income Reconciliation
(Amounts in thousands)

	Q4 FY 2020	Q3 FY 2020	Q2 FY 2020	Q1 FY 2020	Q4 FY 2019
GAAP net income	$65,041	$142,267	$91,655	$62,328	$80,331
Exclude GAAP provision for income taxes	20,798	38,750	25,308	9,814	2,552
Income before income taxes	85,839	181,017	116,963	72,142	82,883
Total adjustments related to income from operations	37,405	31,233	32,823	31,480	35,958
Unrealized gain on equity investment	(2,681)	—	—	—	—
Loss on extinguishment and modification of debt	—	—	—	646	—
Adjusted income before income taxes	120,563	212,250	149,786	104,268	118,841
Non-GAAP tax provision on adjusted income before income taxes	26,042	45,846	32,354	22,522	28,403
Adjusted (non-GAAP) net income	**$94,521**	**$166,404**	**$117,432**	**$81,746**	**$90,438**
Weighted average basic common shares outstanding	154,706	154,184	153,858	154,334	154,852
Weighted average diluted potential common shares outstanding[1]	156,563	156,318	155,141	155,738	156,612

Net Income per Common Share

	Q4 FY 2020	Q3 FY 2020	Q2 FY 2020	Q1 FY 2020	Q4 FY 2019
GAAP diluted net income per potential common share	$ 0.42	$ 0.91	$ 0.59	$ 0.40	$ 0.51
Adjusted (non-GAAP) diluted net income per potential common share	**$ 0.60**	**$ 1.06**	**$ 0.76**	**$ 0.52**	**$ 0.58**

1. Weighted average diluted potential common shares outstanding used in calculating Adjusted (non-GAAP) diluted net income per potential common share for the fourth quarter of fiscal 2020 includes 1.9 million shares underlying certain stock option and stock unit awards.

Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary.

ciena | 24

25Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q4 FY 2020 Q3 FY 2020 Q2 FY 2020 Q1 FY 2020 Q4 FY 2019 Net income (GAAP) $65,041 $142,267 $91,655 $62,328 $80,331 Add: Interest expense 7,395 7,251 7,860 8,815 9,136 Less: Interest and other income (loss), net (249) 232 (2,665) 3,646 (1,183) Add: Loss on extinguishment and modification of debt — — — 646 — Add: Provision for income taxes 20,798 38,750 25,308 9,814 2,552 Add: Depreciation of equipment, building, furniture and fixtures, and amortization of leasehold improvements 23,538 21,989 22,599 25,782 22,505 Add: Amortization of intangible assets 9,584 9,674 9,674 9,687 8,525 EBITDA $126,605 $219,699 $159,761 $113,426 $124,232 Add: Share-based compensation cost 16,920 17,259 17,977 15,602 15,290 Add: Significant asset impairments and restructuring costs 7,854 6,515 3,811 4,472 12,842 Add: Acquisition and integration costs (recoveries) 3,127 (2,329) 1,414 1,819 (735) Adjusted EBITDA $154,506 $241,144 $182,963 $135,319 $151,629 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) (Amounts in thousands)

Copyright © Ciena Corporation 2020. All rights reserved. Confidential & Proprietary. Thank You